SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 12, 2003



Commission        Registrant; State of Incorporation;        I.R.S. Employer
File Number          Address; and Telephone Number          Identification No.
-----------       -----------------------------------       ------------------

333-21011    FIRSTENERGY CORP.                                    34-1843785
             (An Ohio Corporation)
             76 South Main Street
             Akron, Ohio  44308
             Telephone (800)736-3402


1-2323       THE CLEVELAND ELECTRIC ILLUMINATING COMPANY          34-0150020
             (An Ohio Corporation)
             c/o FirstEnergy Corp.
             76 South Main Street
             Akron, OH  44308
             Telephone (800)736-3402


1-3583       THE TOLEDO EDISON COMPANY                            34-4375005
             (An Ohio Corporation)
             c/o FirstEnergy Corp.
             76 South Main Street
             Akron, OH  44308
             Telephone (800)736-3402



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Item 5.  Other Events

          FirstEnergy Corp.'s FirstEnergy Nuclear Operating Company (FENOC) subsidiary recently received a grand jury subpoena which calls for the production of certain documents and records relating to the inspection and maintenance of the reactor vessel head at the Davis-Besse Nuclear Power Station. The documents and materials are to be presented to a grand jury sitting in the United States District Court for the Northern District of Ohio, Eastern Division. FENOC intends to comply fully with the grand jury subpoena and fully cooperate with the investigation. The Company is unable to predict whether legal actions related to the subpoena may be instituted or otherwise what might be the outcome of this investigation. FENOC also remains subject to civil enforcement action by the U.S. Nuclear Regulatory Commission related to Davis-Besse.

Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations, including the grand jury investigation, availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission) in the fall of 2003, inability to accomplish or realize anticipated benefits of strategic goals, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to the Company's Application related to its Rate Stabilization Plan, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K (as amended) for the year ended December 31, 2002, its Form 10-Q for the quarter ended September 30, 2003, and under "Risk Factors" in the Prospectus Supplement dated September 12, 2003 to the Prospectus dated August 29, 2003 (which was part of the Registration Statement-SEC File No. 333-103865) and other similar factors. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


November 21, 2003




                                                FIRSTENERGY CORP.
                                                -----------------
                                                   Registrant

                                             THE CLEVELAND ELECTRIC
                                             ----------------------
                                              ILLUMINATING COMPANY
                                              --------------------
                                                   Registrant

                                           THE TOLEDO EDISON COMPANY
                                           -------------------------
                                                   Registrant




                                           /s/ Harvey L. Wagner
                                       ----------------------------------
                                               Harvey L. Wagner
                                         Vice President, Controller
                                        and Chief Accounting Officer



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